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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     May 15, 1997
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                                  ABC Bancorp
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            (Exact name of registrant as specified in its charter)



     Georgia                       0-16181                       58-1456434
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 (State or other         (Commission File Number)                (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                  Number)


  310 First Street, S.E., Moultrie, Georgia            31768
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:   (912) 890-1111
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Item 2.  Acquisition or Disposition of Assets
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     ABC Bancorp, a corporation organized and existing under the laws of the
State of Georgia ("ABC"), and Irwin Bankcorp, Inc., a corporation organized and existing under the laws of the State of Georgia ("Irwin"), have entered into an Agreement and Plan of Merger dated as of May 15, 1997 (the "Merger Agreement"). Each of ABC and Irwin is a registered bank holding company under the Bank Holding Company Act of 1956, as amended. Irwin owns 100% of the outstanding shares of capital stock of The Bank of Ocilla (the "Bank"), a state banking association chartered under the laws of the State of Georgia. The Merger Agreement provides for the merger of Irwin with and into ABC (the "Merger"), pursuant to which each share of Irwin common stock outstanding immediately prior to the effective time of the Merger, other than shares held in Irwin's treasury (the "Outstanding Shares"), shall be automatically converted into the right to receive whole shares of ABC's common stock, $1.00 par value per share, in an amount equal to (i) 500,000 divided by (ii) the aggregate number of Outstanding Shares (the "Exchange Ratio"). The Exchange Ratio is subject to adjustment in the event of (i) certain changes in the number shares of ABC common stock outstanding or (ii) the exercise of certain options to purchase shares of Irwin common stock prior to the date of the Merger.

     Pursuant to the terms of the Merger Agreement, each Irwin shareholder who does not dissent from the Merger shall receive the number of shares of ABC common stock which shall be equal to (i) the Exchange Ratio multiplied by (ii) the aggregate number of Outstanding Shares such shareholder holds as of the effective time of the Merger, plus cash in lieu of a fractional share.

     The Merger Agreement further provides that simultaneously with the closing (the "Closing") of the Merger, the Bank will be merged with and into The Citizens Bank of Tifton ("Citizens Bank"), a wholly-owned Georgia state bank subsidiary of ABC, and will thereafter be operated as a branch of Citizens Bank.

     On the same date, ABC also entered into an Irrevocable Proxy Agreement (each, a "Proxy Agreement") with certain affiliates of Irwin (each, an "Irwin Shareholder"), who collectively own approximately 58% of the Outstanding Shares, pursuant to which each Irwin Shareholder appointed ABC such Irwin Shareholder's lawful proxy and attorney-in-fact to vote such Irwin Shareholder's Outstanding Shares in favor of the approval of the Merger Agreement and the Merger.

     At Closing, C. Larry Young, the current President and Chief Executive Officer of the Bank, will enter into an employment agreement in substantially the form attached as Exhibit 5 to the Merger Agreement (the "Young Employment Agreement").

     The foregoing descriptions are qualified in their entirety by reference to the full texts of the Merger Agreement, attached hereto as Exhibit 2.1, the Proxy Agreement, a form of which is attached as Exhibit 4 to the Merger Agreement and incorporated herein by reference, and the Young Employment Agreement, a form of which is attached as Exhibit 5 to the Merger Agreement and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits.  The following is a list of the Exhibits attached hereto or
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incorporated herein by reference.

Exhibit No. 2.1     Agreement and Plan of Merger dated as of May 15, 1997,
                    between ABC Bancorp and Irwin Bankcorp, Inc, with Exhibits

Exhibit No. 10.1    Form of Proxy Agreement*

Exhibit No. 10.2    Form of Employment Agreement*

Exhibit No. 99.1    Press Release dated May 23, 1997 of ABC Bancorp.

*    Contained as an exhibit to the Merger Agreement

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   ABC BANCORP



                                   By:  \s\  W. Edwin Lane, Jr.
                                      ------------------------------------------
                                      Name:   W. Edwin Lane, Jr.
                                      Title: Vice President and Chief Financial
                                             Officer


Dated as of May 15, 1997
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                                 EXHIBIT INDEX


Exhibit No.         Exhibit Description
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Exhibit No. 2.1     Agreement and Plan of Merger dated as of May 15, 1997,
                    between ABC Bancorp and Irwin Bankcorp, Inc, with Exhibits

Exhibit No. 99.1    Press Release dated May 23, 1997 of ABC Bancorp.